ING Series Fund, Inc.

ING Money Market Fund (“Fund”)

Supplement dated October 20, 2008

to the Class A, Class B and Class C shares Prospectus

dated July 31, 2008

Effective immediately, the section entitled “Shareholder Guide – How to Redeem Shares” beginning on page 10 of the Prospectus is hereby amended to insert the following on page 10:

Method	Procedures
By Contacting your Investment Professional

You may redeem shares by contacting your investment professional. Investment professionals may charge for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail

Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

ING Funds

P.O. Box 219368
Kansas, MO 64121-9368

If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested for of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone – Expedited Redemption

You may redeem shares by telephone on all accounts other than retirement accounts, unle3ss you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at (800) 992-0180.

Receiving Proceeds By Check:

You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.

Receiving Proceeds By Wire:

You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE